Exhibit 99.2

Presented by Tom Leonard, CEO November 8, 2016 Universal Hospital Services Q3 Earnings Teleconference

Forward Looking Statements Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: Universal Hospital Services, Inc. believes statements in this presentation looking forward in time involve risks and uncertainties based on management’s current views and assumptions. Actual events may differ materially. Please refer to the cautionary statement regarding forward-looking statements and risk factors that appear in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015, and other filings with the SEC, which can be accessed at www.UHS.com under “Investors.” This presentation contains non-GAAP measures as defined by SEC rules. Reconciliations of these measures to the most directly comparable GAAP measures are contained in the appendix.

CEO remarks

Financial Review

Selected Financial Data * Refer to Appendix for ASC 805 depreciation and Asset Impairment charge on the Depreciation & Amortization Reconciliation (In millions) LTM 2016 2015 % Chg 2016 2015 % Chg 2016 Consolidated Revenues 117.9 $ 111.1 $ 6.2% 357.7 $ 336.9 $ 6.2% 469.5 $ Cash Gross Margin 55.7 53.9 3.3% 168.7 164.6 2.5% 222.7 % of Revenue 47.2% 48.5% 47.2% 48.9% 47.4% Historical Depreciation (17.2) (17.5) (51.5) (52.4) (68.7) Gross Margin * 38.5 36.4 5.8% 117.2 112.2 4.5% 154.0 % of Revenue 32.7% 32.8% 32.8% 33.3% 32.8% Adjusted SG&A 23.2 25.2 8.1% 72.2 71.7 -0.7% 96.7 % of Revenue 19.6% 22.7% 20.2% 21.3% 20.6% Non Controlling Interest 0.1 0.1 0.2 0.3 0.3 % of Revenue 0.1% 0.1% 0.1% 0.1% 0.1% Adjusted EBITDA 32.5 $ 28.6 $ 13.4% 96.3 $ 92.6 $ 3.9% 125.7 $ 3rd Quarter September YTD

Trend Analysis Revenue growth for the quarter was driven by advances in our on-site 360 solutions including our managed solutions. Gross margin rate improvements for Q3 were driven by lower depreciation expense which was partially offset by higher costs spent to improve the quality of our fleet. Medical Equipment Solutions SUPPLEMENTAL & PEAK NEEDS USAGE SOLUTIONS CUSTOMIZED EQUIPMENT AGREEMENTS SOLUTIONS 360 ON-SITE MANAGED SOLUTIONS SPECIALTY MEDICAL EQUIPMENT SALES, DISTRIBUTION AND DISPOSAL SOLUTIONS * Excludes asset impairment charge of $0.0 for Q3 2016, $0.0 for Q3 2015 and $1.0 for LTM 2016. (In millions) LTM 2016 2015 % Chg 2016 2015 % Chg 2016 Revenues 73.5 $ 69.0 $ 6.5% 228.6 $ 214.2 $ 6.8% 299.5 $ Cash Gross Margin 41.4 40.1 3.4% 127.2 125.4 1.4% 168.1 % of Revenue 56.5% 58.1% 55.7% 58.5% 56.1% . Historical Depreciation * (15.1) (15.7) (45.6) (47.1) (60.6) Gross Margin * 26.3 $ 24.4 $ 7.8% 81.6 $ 78.3 $ 4.2% 107.5 $ % of Revenue 35.8% 35.4% 35.7% 36.6% 35.9% September YTD 3rd Quarter

Trend Analysis Revenue growth in Q3 driven by advances in on-site managed solutions. Gross margin for Q3 and YTD is consistent with prior year. Clinical Engineering Solutions SUPPLEMENTAL MAINTENANCE AND REPAIR SOLUTIONS 360 ON-SITE MANAGED SOLUTIONS MANUFACTURER SERVICES SOLUTIONS (In millions) LTM 2016 2015 % Chg 2016 2015 % Chg 2016 Revenues 26.9 $ 25.4 $ 6.0% 78.0 $ 74.6 $ 4.5% 102.6 $ Cash Gross Margin 5.8 5.6 5.4% 16.7 16.0 4.3% 21.9 % of Revenue 21.6% 22.0% 21.4% 21.4% 21.3% Historical Depreciation (0.2) (0.3) (0.7) (0.8) (0.9) Gross Margin 5.6 $ 5.3 $ 5.8% 16.0 $ 15.2 $ 5.1% 21.0 $ % of Revenue 21.0% 21.0% 20.5% 20.4% 20.5% 3rd Quarter September YTD

Trend Analysis Q3 revenue growth driven by organic growth in several modalities. Gross margin rate declines in Q3 were driven by labor cost increases and higher depreciation expense from capital investments to support revenue growth. Surgical Services ON-DEMAND AND SCHEDULED USAGE SOLUTIONS 360 ON-SITE MANAGED SOLUTIONS * Refer to Appendix for ASC 805 depreciation on the Depreciation & Amortization Reconciliation (In millions) LTM 2016 2015 % Chg 2016 2015 % Chg 2016 Revenues 17.6 $ 16.7 $ 5.0% 51.1 $ 48.2 $ 6.1% 67.3 $ Cash Gross Margin * 8.5 8.2 3.7% 24.8 23.2 6.9% 32.7 % of Revenue 48.3% 49.1% 48.5% 48.1% 48.6% Historical Depreciation (1.9) (1.5) (5.2) (4.5) (7.2) Gross Margin * 6.6 $ 6.7 $ -1.5% 19.6 $ 18.7 $ 4.8% 25.5 $ % of Revenue 37.4% 40.1% 38.4% 38.8% 37.9% 3rd Quarter September YTD

Capital Structure/Liquidity (In millions) 2016 Credit Facility 235.0 $ Borrowing Base 167.1 Borrowings/LOC 55.4 Available Liquidity 111.7 $ Memo Revolver maturity - May 2020 Original and Add-on Notes maturity -August 2020 Liquidity Remains Strong Liquidity (In millions) 9/30/2016 12/31/2015 Original Notes - 7.625% 425.0 425.0 Add-on Notes - 7.625% 220.0 220.0 Credit Facility 50.9 28.0 Consolidated Capital Leases 17.6 15.3 Subtotal Debt 713.5 688.3 Add: Accrued Interest 6.4 18.7 Total Debt and Interest 719.9 707.0 Memo Adjusted EBITDA* 125.7 $ 122.0 $ Leverage** 5.7 5.8 * LTM Adjusted EBITDA **Excludes unamortized bond premium of $8.1 and $9.4 for 2016 and 2015. Excludes deferred financing costs of $8.7M and $10.3M for 2016 and 2015. Refer to Appendix for reconciliation of Adjusted EBITDA Capital Structure **

Street Guidance for 2016 (In millions) 2015 Actual 2016 Prior Guidance 2016 Current Guidance Adjusted EBITDA $122.0 $124 - $129 $126 - $129 Accrual CAPEX $49 $55 - $65 $57 - $62 Year-end Leverage 5.8x 5.6x – 5.8x 5.6x – 5.7x

Appendix EBITDA Reconciliation 2016 & 2015 SG&A Reconciliation Depreciation and Amortization Reconciliation

EBITDA Reconciliation

Adjusted EBITDA Reconciliation. Adjusted EBITDA is defined by UHS as Earnings Before Interest, Taxes, Depreciation and Amortization ("EBITDA"), before management, board and strategic fees, stock option expense, reorganization costs, ASC 805 impact, loss on extinguishment of debt, transaction and related costs, and non-recurring, unusual or infrequent expenses. In addition to using Adjusted EBITDA internally as a measure of operational performance, we disclose Adjusted EBITDA externally to assist analysts, investors and lenders in their comparisons of operational performance, valuation and debt capacity across companies with differing capital, tax and legal structures. Management also understands that some industry analysts and investors consider Adjusted EBITDA as a supplementary non-GAAP financial measure useful in analyzing a company's ability to service debt. Adjusted EBITDA, however, is not a measure of financial performance under Generally Accepted Accounting Principals ("GAAP") and should not be considered as an alternative to, or more meaningful than, net income as a measure of operating performance or to cash flows from operating, investing or financing activities or as a measure of liquidity. Since Adjusted EBITDA is not a measure determined in accordance with GAAP and is thus susceptible to varying interpretations and calculations, Adjusted EBITDA, as presented, may not be comparable to other similarly titled measures of other companies. Adjusted EBITDA does not represent an amount of funds that is available for management's discretionary use. A reconciliation of consolidated net income (loss) to EBITDA and Adjusted EBITDA is included below.

(In millions)	3rd Quarter		September YTD		LTM
	2016	2015	2016	2015	2016
Net loss attributable to UHS	$ (3.7)	$ (8.7)	$ (9.1)	$ (17.6)	$ (20.0)
Interest expense	13.1	13.3	39.2	39.8	52.6
Provision for income taxes	0.3	0.2	0.7	0.6	0.9
Depreciation and amortization	20.9	22.7	63.3	68.8	86.4
EBITDA	30.6	27.5	94.1	91.6	119.9
Gain on Settlement	-	-	(2.8)	(5.7)	(2.8)
Management, board & strategic fees	1.1	0.3	2.6	4.8	3.5
Restructuring, acquisition and integration expenses	-	-	-	-	2.2
Stock expense	0.8	0.8	2.4	1.9	2.9
Adjusted EBITDA	$ 32.5	$ 28.6	$ 96.3	$ 92.6	$ 125.7

UHS

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SG&A Reconciliation (In millions) LTM 2016 2015 2016 2015 2016 SG&A per GAAP to Adjusted SG&A SG&A per GAAP 28.7 30.6 88.9 91.8 119.5 Management, Board, & Strategic Fees (1.1) (0.3) (2.6) (4.8) (3.5) Stock Expense (0.8) (0.8) (2.4) (1.9) (2.9) Historical Depreciation & Amortization (1.1) (1.3) (3.3) (4.3) (5.2) ASC 805 Depreciation & Amortization (2.6) (3.0) (8.4) (9.1) (11.3) Adjusted SG&A 23.2 $ 25.2 $ 72.2 $ 71.7 $ 96.7 $ 3rd Quarter September YTD

Depreciation & Amortization Reconciliations (In millions) LTM 2016 2015 2016 2015 2016 Historical Medical Equipment Solutions Depreciation 15.1 $ 15.7 $ 45.6 $ 47.1 $ 60.6 $ Asset Impairment Charge - 0.6 - 2.3 1.0 Total Medical Equipment Solutions Depreciation 15.1 16.3 45.6 49.4 61.6 Historical Clinical Engineering Solutions Depreciation 0.2 0.3 0.7 0.8 0.9 Total Clinical Engineering Solutions Depreciation 0.2 0.3 0.7 0.8 0.9 Historical Surgical Services Depreciation 1.9 1.5 5.2 4.5 7.2 ASC 805 Surgical Services Depreciation - 0.3 0.1 0.7 0.2 Total Surgical Services Depreciation 1.9 1.8 5.3 5.2 7.4 Historical Gross Margin Depreciation 17.2 17.5 51.5 52.4 68.7 Gross Margin ASC 805 Depreciation - 0.3 0.1 0.7 0.2 Asset Impairment Charge - 0.6 - 2.3 1.0 Total Gross Margin Depreciation 17.2 18.4 51.6 55.4 69.9 Historical Selling, General, and Admin Depreciation 1.1 1.3 3.3 4.3 5.2 Total Selling, General, and Admin Depreciation 1.1 1.3 3.3 4.3 5.2 ASC 805 Selling, General, and Admin Amortization 2.6 3.0 8.4 9.1 11.3 Total ASC 805 Selling, General, and Admin Amortization 2.6 3.0 8.4 9.1 11.3 Total Depreciation and Amortization 20.9 $ 22.7 $ 63.3 $ 68.8 $ 86.4 $ September YTD 3rd Quarter

Thank you.